DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 7/31/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 8/31/2016

Print Name: William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 7/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

7/1/2016 to 7/31/2016 Month 7-16

CASH FLOW SUMMARY	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$ 100,642	21,553,652	1,935	-	100	5,785,897	100	297	459	507	355,660	-	-	-	27,799,248 [1]
2. Cash Receipts															
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	85,000	-	-	-	1,000	1,000	-	1,000	-	-	-	-	88,000 [2]
Miscellaneous	-	8,290	20,731	-	-	2,851	-	-	-	-	-	-	-	-	31,872
Total Cash Receipts	$ 0	8,290	105,731	-	0	2,851	1,000	1,000	-	1,000	-	-	-	-	119,872
3. Cash Disbursements															
Operations	(348)	(63,255)	(62,440)	-	-	(3,023)	-	-	-	-	(77)	-	-	-	(129,144)
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees	(12,259)	(829,214)	(6,500)	-	-	(56,703)	-	(650)	(325)	(675)	(325)	-	-	-	(906,651)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(87,000)	-	-	-	-	(1,000)	-	-	-	-	-	-	-	(88,000) [2]
Total Cash Disbursements	$ (12,607)	(979,469)	(68,940)	-	0	(59,726)	(1,000)	(650)	(325)	(675)	(402)	-	-	-	(1,123,794)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(12,607)	(971,179)	36,791	-	-	(56,875)	-	350	(325)	325	(402)	-	-	-	(1,003,922)
5 Ending Cash Balance (to Form 2-C)	$ 88,035	20,582,472	38,725	-	100	5,729,023	100	647	134	832	355,258	-	-	-	26,795,326

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-Jul-16
MDW Corp	TD Canada Trust (CAD)	$ 88,035 [4]
Midway Gold US	Wells Fargo N.A.	20,582,472
Midway Services Company	Wells Fargo N.A.	38,725
Nevada Talon	Wells Fargo N.A.	832
Realty	Wells Fargo N.A.	355,258
RR Exploration	Wells Fargo N.A.	134
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	5,729,023
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	647
		$ 26,795,889 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $34,340.64
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

Rev. 7/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 7/31/2016

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	356,244	-	-	-	30,217,693
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,680,000	-	5,019,208	404,872	713,208	713,000	143,000	51,500	6,500	-	-	-	18,112,695 [2]
Miscellaneous		47,973	899,312	76,141	-	-	501,279	-	600	-	-	-	-	-	-	1,525,304
Total Cash Receipts	$	532,790	36,657,349	4,756,141	-	5,019,208	22,861,318	713,208	713,600	143,000	51,500	362,744	-	-	-	71,810,859
3. Cash Disbursements																
Operations		(294,172)	(2,512,255)	(4,774,103)	-	(208)	(10,665,537)	(208)	(694,454)	(145,324)	(49,287)	(8,790)	-	-	-	(19,144,339)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(215,568)	(6,810,552)	(27,950)	-	-	(1,461,820)	-	(21,993)	(2,275)	(2,300)	(1,625)	-	-	-	(8,544,084)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(6,766,581)	-	-	(5,019,000)	(5,424,081)	(713,000)	-	-	-	-	-	-	-	(18,117,950) [2]
Total Cash Disbursements	$	(725,203)	(16,089,388)	(4,802,053)	-	(5,019,208)	(17,551,438)	(713,208)	(716,447)	(147,599)	(51,587)	(10,415)	-	-	-	(45,826,547)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(192,412)	20,567,961	(45,913)	-	-	5,309,880	-	(2,847)	(4,599)	(87)	352,329	-	-	-	25,984,312
5 Ending Cash Balance (to Form 2-C)	$	88,035	20,582,472	38,725	-	100	5,729,023	100	647	134	832	355,258	-	-	-	26,795,326

CASH BALANCE SUMMARY

	Financial Institution		Book Balance 31-Jul-16		Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$	88,035 [4]	$	280,447
Midway Gold US	Wells Fargo N.A.		20,582,472		14,511
Midway Services Company	Wells Fargo N.A.		38,725		84,638
Nevada Talon	Wells Fargo N.A.		832		919
Realty	Wells Fargo N.A.		355,258		2,930
RR Exploration	Wells Fargo N.A.		134		4,733
Mine Services LLC [3]	Wells Fargo N.A.		363		363
MDW Pan Hold Co.	Wells Fargo N.A.		100		100
MDW GR Hold Co.	Wells Fargo N.A.		100		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100		100
MDW Pan LLP	Wells Fargo N.A.		5,729,023		382,665
MDW Pan LLP	BNY Mellon		0		36,478
MDW Gold Rock LLP	Wells Fargo N.A.		647		3,494
		$	26,795,889 [5]	$	811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $34,340.64
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

7/1/2016 to 7/31/2016 Month 7-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(979,469)	(87,000)	(892,469)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(12,607)	-	(12,607)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	(1,000)	(1,000)	-
15-16839	RR Exploration	One Wells Fargo	(325)	-	(325)
15-16840	Midway Services Co.	One Wells Fargo	(68,940)	-	(68,940)
15-16841	Nevada Talon, LLC	One Wells Fargo	(675)	-	(675)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo /	(59,726)	-	(59,726)
		Four BNY Mellon			-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(650)	-	(650)
15-16845	Midway Gold Realty	One Wells Fargo	(402)	-	(402)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(1,123,794)**	**(88,000)**	**(1,035,794)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 7/1/2016 to 7/31/2016

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
7/31/2016	Wells Fargo	2	Miscellaneous		123.87
7/1/2016	Blue Radio Rent	2	Miscellaneous		151.13
7/1/2016	Co. 2 cash correction	2	Miscellaneous		4,914.96
7/1/2016	Co. 2 cash correction	2	Miscellaneous		2,500.00
7/1/2016	Co. 2 cash correction	2	Miscellaneous		600.00
7/22/2016	Midway Gold U.S. (Transfer)	5	Intercompany Transfer		1,000.00
7/1/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		50,000.00
7/18/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		35,000.00
7/25/2016	Cigna Deposit	16	Miscellaneous		20,730.83
7/20/2016	Deposit	19	Miscellaneous		1,736.70
7/25/2016	Deposit	19	Miscellaneous		1,114.46
7/18/2016	GR Hold Co. (Transfer)	20	Intercompany Transfer		1,000.00
7/18/2016	Midway Gold U.S. (Transfer)	15	Intercompany Transfer		1,000.00
			Total Sales	$	0.00
			Total Intercompany Transfers	$	88,000.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	31,871.95
			Total Cash Receipts	$	**119,871.95** [1]

Rev. 7/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 7/1/2016 to 7/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	7/8/2016	938	Blender Media	$	-345.73
21	7/8/2016	fees	TD Bank	$	-2.17
21	7/29/2016	939	DLA Piper Canada	$	-1,985.80
21	7/29/2016	940	Ernst & Young	$	-10,273.05
2	7/1/2016	145241	Angel Lyons	$	-2,500.00
2	7/1/2016	6313	Barbarich Property Management	$	-175.00
2	7/1/2016	145242	Certent Inc	$	-4,914.96
2	7/1/2016	6314	Frank Yu	$	-5,500.00
2	7/1/2016	6315	Martin Hale	$	-4,750.00
2	7/1/2016	6316	Matthew Goldfarb	$	-5,000.00
2	7/1/2016	6317	Richard Sawchak	$	-7,250.00
2	7/1/2016	145243	Teresa Gustine	$	-600.00
2	7/1/2016	6318	Trey Anderson	$	-3,500.00
2	7/1/2016	6319	US Bank Equipment Finance	$	-225.78
2	7/1/2016	transfer	Wells Fargo	$	-50,000.00
2	7/8/2016	145247	Insight Software	$	-591.12
2	7/8/2016	6321	NV Energy	$	-130.98
2	7/8/2016	6322	Safeguard Business Systems	$	-111.10
2	7/8/2016	6324	Verizon Wireless	$	-307.76
2	7/8/2016	6323	Tab Products CO LLC	$	-146.80
2	7/8/2016	145246	ISC dba Venture Tech	$	-9,145.59
2	7/8/2016	6325	Lexis Nexis	$	-444.53
2	7/8/2016	145249	All Copy Products - Denver	$	-1,116.90
2	7/8/2016	6320	Century Link	$	-197.00
2	7/8/2016	145248	Teresa Gustine	$	-507.49
2	7/8/2016	145250	All Copy Products - PA	$	-597.45
2	7/8/2016	160048	Sender Wasserman	$	-10,408.55
2	7/8/2016	160047	FTI Consulting	$	-48,319.88
2	7/8/2016	160046	Gavin/Solmonese	$	-2,959.88
2	7/8/2016	160045	Cooley	$	-15,455.15
2	7/8/2016	160044	Moelis	$	-498,765.56
2	7/8/2016	160043	Squire Patton Boggs	$	-105,808.94
2	7/11/2016	0	Wells Fargo	$	-683.32
2	7/18/2016	transfer	Wells Fargo	$	-35,000.00
2	7/18/2016	160049	Squire Patton Boggs	$	-121,533.34
2	7/18/2016	6326	Iron Mountain	$	-24.00
2	7/18/2016	6327	KPMG LLP	$	-9,469.86
2	7/18/2016	6328	Pure Water Dynamics Inc	$	-211.69
2	7/18/2016	145254	Suburban Propane	$	-239.35
2	7/18/2016	145255	Teresa Gustine	$	-431.74

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 7/1/2016 to 7/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	7/18/2016	transfer	Wells Fargo	$	-1,000.00
2	7/22/2016	6329	Parr Brown Gee & Loveless	$	-2,733.50
2	7/22/2016	6330	US Trustee	$	-650.00
2	7/22/2016	6331	US Trustee	$	-325.00
2	7/22/2016	6332	US Trustee	$	-325.00
2	7/22/2016	6333	US Trustee	$	-325.00
2	7/22/2016	6334	US Trustee	$	-325.00
2	7/22/2016	6335	US Trustee	$	-6,500.00
2	7/22/2016	6336	US Trustee	$	-9,750.00
2	7/22/2016	6337	US Trustee	$	-325.00
2	7/22/2016	145259	Teresa Gustine	$	-350.00
2	7/22/2016	145258	EPIQ Systems	$	-4,704.58
2	7/22/2016	transfer	Wells Fargo	$	-1,000.00
2	7/29/2016	6338	Barbarich Property Management	$	-175.00
2	7/29/2016	145263	Teresa Gustine	$	-357.50
2	7/29/2016	145261	Angel Lyons	$	-2,500.00
2	7/29/2016	145262	ISC dba Venture Tech	$	-1,100.00
5	7/18/2016	1065	Keystate Corporate Management	$	-350.00
5	7/22/2016	1066	US Trustee	$	-325.00
9	7/22/2016	2114	US Trustee	$	-325.00
9	7/22/2016	145260	City of Ely	$	-77.26
10	7/22/2016	3438	US Trustee	$	-325.00
15	7/18/2016	transfer	Wells Fargo	$	-1,000.00
16	7/5/2016	0	Paycom	$	-27,503.98
16	7/8/2016	145252	Brad Blacketor	$	-702.95
16	7/8/2016	1087	Paul Chilson	$	-2,087.66
16	7/11/2016	160051	Principal	$	-1,298.60
16	7/12/2016	160054	Rocky Mountain Reserve	$	-115.38
16	7/18/2016	0	Paycom	$	-27,503.98
16	7/20/2016	160052	Rocky Mountain Reserve	$	-60.50
16	7/22/2016	1089	US Trustee	$	-6,500.00
16	7/26/2016	160055	Rocky Mountain Reserve	$	-115.38
16	7/26/2016	160057	Principal	$	-1,753.23
16	7/28/2016	160053	Principal	$	-1,298.60
19	7/5/2016	145244	Luskin, Stern, Eisler	$	-15,832.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 7/1/2016 to 7/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	7/5/2016	145245	RPA Advisors	$	-8,745.08
19	7/8/2016	145253	Luskin, Stern, Eisler	$	-5,775.51
19	7/18/2016	145256	Luskin, Stern, Eisler	$	-6,714.39
19	7/18/2016	145257	RPA Advisors	$	-5,620.00
19	7/26/2016	1600065	AT&T	$	-1,062.58
19	7/28/2016	1600064	AT&T	$	-70.00
19	7/28/2016	1600063	AT&T	$	-124.27
19	7/28/2016	1600062	AT&T	$	-1,766.40
19	7/28/2016	2868	Fairfield and Woods, P.C.	$	-3,975.50
19	7/29/2016	145264	Luskin, Stern, Eisler	$	-10,040.14
20	7/22/2016	1093	US Trustee	$	-325.00
20	7/22/2016	1094	US Trustee	$	-325.00
			Total Cash Disbursements	$	**-1,123,794.44** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 7/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 7/31/2016

		CONSOLIDATED July 31, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		26,795,889	811,577
Accounts Receivable		74,801	201,443
Inventory		0	20,105,452
Prepaid		1,629,445	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		28,506,432	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		338,720	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		91,745	98,248
Total Long Term Assets		430,882	154,595,113
Total Assets		28,937,314	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,600,616)	(21,646,032)
Accounts Payable - Post-Petition		(732,470)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(580,073)	(265,260)
Short Term Debt		(55,502,292)	(51,673,880)
Total Current Liabilities		(75,415,451)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(75,415,516)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		142,354,029	25,463,917
Accumulated Deficit		131,265,576	98,804,366
Total Shareholder's Equity		106,431,269	(42,920,053)
Liability and Equity		(28,937,314)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

Rev. 7/31/2016

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 7/1/2016 to 7/31/2016

	CONSOLIDATED July 2016 Actual		CONSOLIDATED July 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	955		16,918,410
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	955		35,067,969
Accretion	0		368,547
Mineral exploration expenditures	0		1,033,960
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	(18,818)		2,827,984
Depreciation - CGA	5,741		253,444
Interest and bank charges	1,961		16,719
Legal, audit and accounting	154,654		3,981,115
Office & administrative	278,223		1,097,954
Salaries and benefits	51,937		1,792,336
Transfer agent and filing fees	0		45,817
Travel	0		10,084
Investor relations	1,560		66,188
Total General & Administrative	475,258		10,091,640
Total Operating Costs	476,213		172,811,614
Foreign exchange (gain) loss	16		746
Other income	42,327		1,491,771
(Gain) loss on disposal of PP&E	67,538		(10,603,599)
Interest and investment income	(149)		(1,038)
Total Other (Income) Expense	109,732		(9,112,120)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	585,945		145,575,023
Income tax recovery	0		0
Net Income	585,945		145,575,023

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 7/1/2016 to 7/31/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$4,780	$10,794	$10,623	$4,952
Employee FICA taxes withheld	744	2,068	1,921	891
Employer FICA taxes	744	1,662	1,653	753
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	$6,596

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2016	8/1/2016
General liability	Federal INS	1,000,000	8/1/2016	8/1/2016
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/1/2016	8/1/2016
Vehicle	Federal INS	1,000,000	8/1/2016	8/1/2016
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2016	8/1/2016
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 7/1/2016 to 7/31/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	10,099				10,099
Total	$ 74,801	$ -	$ -	$ -	$ 74,801

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 206,146	$ 383,322	$ -	$ 39,802	$ 629,269
Other Payables	103,201	-	-	-	103,201
Total	$ 309,347	$ 383,322	$ -	$ 39,802	$ 732,470

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (123,434)	$ (227,342)	7/17/2015	$ (141,426)
Debtor Local Counsel - S&W	25,000	(17,165)	(10,409)	7/16/2015	(1,144)
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(36,331)	(48,320)	7/24/2015	(25,746)
Investment Bank - Moelis	-	(450)	(498,766)	11/6/2015	(329,375)
Lender's Counsel - Luskin Stern	-	-	-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(53,124)	(15,455)	8/14/2015	(62,597)
UCC Financial Advisor - Gavin Solmonese	-	(7,300)	(2,960)	8/19/2015	(8,847)
Epiq	10,947	(6,900)	(4,705)	7/23/2015	4,047
Total	$ 278,225	$ (244,704)	$ (807,956)		$ (474,892)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 30,769

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	13,018			
February	2016		98,053			
March	2016		12,254			
TOTAL 1st Quarter		$	123,325.37 $	975	6275	4/29/2016
April	2016	$	5,419			
May	2016		27,487			
June	2016		6,095			
TOTAL 2nd Quarter		$	39,001.10 $	650	6330	7/22/2016
July	2016	$	12,607	325		
August			0			
September			0			
TOTAL 3rd Quarter		$	12,606.75 $	325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	864,206			
February	2016		645,479			
March	2016		961,725			
TOTAL 1st Quarter		$	2,471,409.25	$ 9,750	6270	4/29/2016
April	2016	$	695,708			
May	2016		1,129,571			
June	2016		773,316			
TOTAL 2nd Quarter		$	2,598,595.23	$ 9,750	6336	7/22/2016
July	2016	$	892,469	4,875		
August			0			
September			0			
TOTAL 3rd Quarter		$	892,469.30	$ 4,875		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 **CASE NO:** 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290				
February	2016		277,525				
March	2016		410,341				
TOTAL 1st Quarter		$	1,018,155.30	$	6,500	1082	4/29/2016
April	2016	$	279,848				
May	2016		657,219				
June	2016		111,941				
TOTAL 2nd Quarter		$	1,049,008.57	$	6,500	1089	7/22/2016
July	2016	$	68,940		650		
August			0				
September			0				
TOTAL 3rd Quarter		$	68,940.26	$	650		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC   CASE NO: 15-16846

13

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	6271	4/29/2016
April	2016	$	0			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6337	7/22/2016
July	2016	$	0	325		
August			0			
September			0			
TOTAL 3rd Quarter		$	0.00	$ 325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016 $	0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter $		0.00 $	325	2848	4/29/2016
April	2016 $	208			
May	2016	0			
June	2016	0			
TOTAL 2nd Quarter $		208.45 $	325	6332	7/22/2016
July	2016 $	0	325		
August		0			
September		0			
TOTAL 3rd Quarter $		0.00 $	325		
October	$	0			
November		0			
December		0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999......................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170			
February	2016		997,332			
March	2016		912,734			
TOTAL 1st Quarter		$	3,097,236.26 $	10,400	2847	4/29/2016
April	2016	$	740,659			
May	2016		495,864			
June	2016		151,815			
TOTAL 2nd Quarter		$	1,388,337.56 $	6,500	6335	7/22/2016
July	2016	$	59,726	650		
August			0			
September			0			
TOTAL 3rd Quarter		$	59,725.87 $	650		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. CASE NO: 15-16838
15

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00 $	325	1088	4/29/2016
April	2016	$	208			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	208.45 $	325	1093	7/22/2016
July	2016	$	0	325		
August			0			
September			0			
TOTAL 3rd Quarter		$	0.00 $	325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP

CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991			
February	2016		25,307			
March	2016		14,947			
TOTAL 1st Quarter		$	326,244.36 $	4,875	1087	4/29/2016
April	2016	$	7,885			
May	2016		3,439			
June	2016		99			
TOTAL 2nd Quarter		$	11,422.40 $	325	1094	7/22/2016
July	2016	$	650	325		
August			0			
September			0			
TOTAL 3rd Quarter		$	650.00 $	325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	642				
February	2016		0				
March	2016		1,525				
TOTAL 1st Quarter		$	2,167.40	$	325	3436	4/29/2016
April	2016	$	675				
May	2016		0				
June	2016		1,375				
TOTAL 2nd Quarter		$	2,050.00	$	325	3438	7/22/2016
July	2016	$	325		325		
August			0				
September			0				
TOTAL 3rd Quarter		$	325.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	670				
February	2016		0				
March	2016		150				
TOTAL 1st Quarter		$	819.74	$	325	1063	4/29/2016
April	2016	$	499				
May	2016		0				
June	2016		1,375				
TOTAL 2nd Quarter		$	1,874.00	$	325	1066	7/22/2016
July	2016	$	675		325		
August			0				
September			0				
TOTAL 3rd Quarter		$	675.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016 $	881			
February	2016	789			
March	2016	167			
TOTAL 1st Quarter $		1,837.03 $	325	2112	4/29/2016
April	2016 $	699			
May	2016	156			
June	2016	77			
TOTAL 2nd Quarter $		931.96 $	325	2114	7/22/2016
July	2016 $	402	325		
August		0			
September		0			
TOTAL 3rd Quarter $		402.26 $	325		
October	$	0			
November		0			
December		0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6272	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325	6333	7/22/2016
July	2016	$	325				
August			0				
September			0				
TOTAL 3rd Quarter		$	325.00	$	0		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6273	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325	6334	7/22/2016
July	2016	$	0		325		
August			0				
September			0				
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 7/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	6274	4/29/2016
April	2016	$	0			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6331	7/22/2016
July	2016	$	0	325		
August			0			
September			0			
TOTAL 3rd Quarter		$	0.00	$ 325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G

NARRATIVE

For Period Ending: 7/31/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of July 1, 2016 through July 31, 2016. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On July 6, 2016 Debtors filed a motion seeking authority to sell real estate with an address of 401 Clark Street, Ely, Nevada 89301 for $85,000, to approve the brokers' commission and other relief related to the disposition of the property. On July 28, 2016, the Court granted the motion to sell.

On July 7, 2016 the Court entered an order extending the plan exclusivity period through and including August 15, 2016 and extending the acceptance exclusivity period through and including October 15, 2016.

On July 21, 2016, after extensive discussions with interested parties, Debtors filed their Disclosure Statement for Joint Chapter 11 Plan of Liquidation and Joint Chapter 11 Plan of Liquidation.

Throughout July the Debtors extensively communicated with the Debtors' professionals, secured lenders, the Committee and other interested parties with respect to the disclosure statement, joint plan of liquidation and other matters regarding the administration of Debtors' estates.

Attachment 7

Bank Statements for All Bank Accounts

Analyzed Business Checking

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$16,745,841.10	$151.13	-$1,012,081.98	$15,733,910.25

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/01	151.13	eDeposit IN Branch/Store 07/01/16 11:28:54 Am 9233 E Lincoln Ave Lone Tree CO 8265
		$151.13	**Total electronic deposits/bank credits**
		$151.13	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/01	50,000.00	Online Transfer Ref #Bbegh6Ymc3 to 8891621479 on 07/01/2016 0829 Am
	07/07	11,361.10	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/08	105,808.94	WT Fed#01027 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16070711395153 Trn#160707140743 Rfb# 000000693
	07/08	15,455.15	WT Seq140316 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16070711420054 Trn#160707140316 Rfb# 000000695
	07/08	10,408.55	WT Fed#01085 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16070711451714 Trn#160707139799 Rfb# 000000698
	07/08	48,319.88	WT Fed#01079 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16070711434961 Trn#160707139590 Rfb# 000000697
	07/08	2,959.88	WT Fed#00935 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN16070711424108 Trn#160707140043 Rfb# 000000696
	07/08	498,765.56	WT Fed#04918 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16070711410284 Trn#160707140490 Rfb# 000000694

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/11	683.32	Client Analysis Srvc Chrg 160708 Svc Chge 0616 000006198288265
	07/11	597.45	Leasedirectrpd Inv.Paymnt 070816 408270 Inv# 00050617851 Due 07/15/1
	07/18	35,000.00	Online Transfer Ref #Bbe5S7H2GL to 8891621479 on 07/18/2016 0829 Am
	07/18	121,533.34	WT Fed#07674 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16071813164296 Trn#160718157276 Rfb# 000000700
	07/18	1,000.00	Online Transfer Ref #Bben9Gyq8x to 8891621446 on 07/18/2016 0338 PM
	07/18	671.09	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/22	4,704.58	WT Fed#08051 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16072108190696 Trn#160722056556 Rfb# 000000703
	07/22	350.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	07/26	1,000.00	Online Transfer Ref #Bbe5S9Ptv7 to 6198288489 on 07/26/2016 0640 PM
	07/29	3,957.50	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
		$912,576.34	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	2,733.50	07/26	6319*	225.78	07/11	6330*	650.00	07/27
6303	52,500.00	07/07	6320	197.00	07/18	6331	325.00	07/27
6308*	1,260.00	07/14	6321	130.98	07/12	6332	325.00	07/27
6310*	12.50	07/01	6322	111.10	07/14	6333	325.00	07/27
6313*	175.00	07/18	6323	146.80	07/13	6334	325.00	07/27
6314	5,500.00	07/06	6324	307.76	07/13	6335	6,500.00	07/27
6315	4,750.00	07/18	6325	444.53	07/12	6336	9,750.00	07/27
6316	5,000.00	07/06	6326	24.00	07/25	6337	325.00	07/27
6317	7,250.00	07/12	6328*	211.69	07/21			
	$99,505.64		**Total checks paid**					

* *Gap in check sequence.*

$1,012,081.98	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	16,745,841.10	07/12	15,930,568.61	07/22	15,760,150.25
07/01	16,695,979.73	07/13	15,930,114.05	07/25	15,760,126.25
07/06	16,685,479.73	07/14	15,928,742.95	07/26	15,756,392.75
07/07	16,621,618.63	07/18	15,765,416.52	07/27	15,737,867.75
07/08	15,939,900.67	07/21	15,765,204.83	07/29	15,733,910.25
07/11	15,938,394.12				

Average daily ledger balance **$16,021,181.87**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$506.58	$1,000.00	-$675.00	$831.58

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/26	1,000.00	Online Transfer Ref #Bbe5S9Ptv7 From 6198288265 on 07/26/2016 0640 PM
		$1,000.00	**Total electronic deposits/bank credits**
		$1,000.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1065	350.00	07/21	1066	325.00	07/27

$675.00 **Total checks paid**

$675.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	506.58	07/26	1,156.58	07/27	831.58
07/21	156.58				

Average daily ledger balance **$523.51**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]8422 ■ July 1, 2016 - July 31, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$355,660.46	$0.00	-$402.26	$355,258.20

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/22	77.26	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$77.26	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	
2114	325.00	07/27	
	$325.00		**Total checks paid**
	$402.26		**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	355,660.46	07/22	355,583.20	07/27	355,258.20

Average daily ledger balance **$355,583.11**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1724 ■ July 1, 2016 - July 31, 2016 ■ Page 1 of 1

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
7271001724	$458.70	$0.00	-$325.00	$133.70

Debits

Checks paid

Number	*Amount*	*Date*
3438	325.00	07/27

$325.00	**Total checks paid**
$325.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
06/30	458.70	07/27	133.70

Average daily ledger balance **$406.28**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1461 ■ July 1, 2016 - July 31, 2016 ■ Page 1 of 1

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
8891621461	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
06/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]446 ■ July 1, 2016 - July 31, 2016 ■

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
8891621446	$100.00	$1,000.00	-$1,000.00	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/18	1,000.00	Online Transfer Ref #Bben9Gyq8x From 6198288265 on 07/18/2016 0338 PM
		$1,000.00	**Total electronic deposits/bank credits**
		$1,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/18	1,000.00	Online Transfer Ref #Bbeghd268F to 8891621487 on 07/18/2016 0339 PM
		$1,000.00	**Total electronic debits/bank debits**
		$1,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
06/30	100.00	07/18	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1479 ■ July 1, 2016 - July 31, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$1,943.52	$105,730.83	-$67,650.67	$40,023.68

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/01	50,000.00	Online Transfer Ref #Bbegh6Ymc3 From 6198288265 on 07/01/2016 0829 Am
	07/18	35,000.00	Online Transfer Ref #Bbe5S7H2GL From 6198288265 on 07/18/2016 0829 Am
	07/25	20,730.83	Deposit Made In A Branch/Store
		$105,730.83	**Total electronic deposits/bank credits**
		$105,730.83	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/05	27,503.98	WT Fed#07682 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16070513533558 Trn#160705179571 Rfb# 000000691
	07/07	702.95	ACH Prep Origintn - Midway Mining CO - File 7878782339 Coid 1900985123
	07/12	115.38	Rocky Mtn Res Cu Plan Fundi 160712 Rmrnwg Midway Services Comp
	07/12	1,298.60	Principal Peris Plic-Peris 4-5899300000332 Wells Fargo Payroll
	07/18	27,503.98	WT Fed#07362 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16071813154888 Trn#160718157274 Rfb# 000000699
	07/20	60.50	Rocky Mtn Res Op Client Fee 160720 Rmrnwg Midway Services Comp
	07/26	115.38	Rocky Mtn Res Cu Plan Fundi 160726 Rmrnwg Midway Services Comp
	07/26	1,753.23	Principal Peris Plic-Peris 4-5899300001397 Wells Fargo Payroll
		$59,054.00	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1086	9.01	07/07	1087	2,087.66	07/12	1089 *	6,500.00	07/27
	$8,596.67	**Total checks paid**						

* *Gap in check sequence.*

$67,650.67 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	1,943.52	07/12	20,225.94	07/25	48,392.29
07/01	51,943.52	07/18	27,721.96	07/26	46,523.68
07/05	24,439.54	07/20	27,661.46	07/27	40,023.68
07/07	23,727.58				

Average daily ledger balance **$31,788.13**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1495	$5,786,297.34	$2,851.16	-$55,750.37	$5,733,398.13

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/20	1,736.70	Deposit Made In A Branch/Store
	07/25	1,114.46	Deposit Made In A Branch/Store
		$2,851.16	**Total electronic deposits/bank credits**
		$2,851.16	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/05	15,832.00	WT Fed#09549 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16070508033798 Trn#160705111398 Rfb# 000000689
	07/05	8,745.08	WT Fed#09426 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16070508043847 Trn#160705111402 Rfb# 000000690
	07/08	5,775.51	WT Fed#01029 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16070711390217 Trn#160707140870 Rfb# 000000692
	07/18	5,620.00	WT Fed#07671 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16071813175944 Trn#160718157275 Rfb# 000000702
	07/18	6,714.39	WT Fed#07672 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16071813172490 Trn#160718157277 Rfb# 000000701
	07/26	1,062.58	ATT Payment 072416 886667003Epayc Temporaryaccountname
	07/28	70.00	ATT Payment 072716 892388002Epayf Mdw Pan LLP
	07/28	124.27	ATT Payment 072716 030529003Epayf Mdw Pan LLP

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/28	1,766.40	ATT Payment 072716 030522003Epayf Mdw Pan LLP
	07/29	10,040.14	WT Fed#06579 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16072817460296 Trn#160729228702 Rfb# 000000704
		$55,750.37	**Total electronic debits/bank debits**
		$55,750.37	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	5,786,297.34	07/18	5,743,610.36	07/26	5,745,398.94
07/05	5,761,720.26	07/20	5,745,347.06	07/28	5,743,438.27
07/08	5,755,944.75	07/25	5,746,461.52	07/29	5,733,398.13

Average daily ledger balance **$5,754,343.41**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1487 ■ July 1, 2016 - July 31, 2016 ■

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$297.09	$1,000.00	-$650.00	$647.09

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/18	1,000.00	Online Transfer Ref #Bbeghd268F From 8891621446 on 07/18/2016 0339 PM
		$1,000.00	**Total electronic deposits/bank credits**
		$1,000.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1093	325.00	07/27	1094	325.00	07/27

$650.00	**Total checks paid**
$650.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
06/30	297.09	07/18	1,297.09	07/27	647.09

Average daily ledger balance **$643.86**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

TD Canada Trust

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_1940972_007 E U 09656 00141

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account	
Branch No.	Account No.
9656	[redacted]025

Account Type
CURRENT ACCOUNT

Statement From - To
JUN 30/16 - JUL 29/16
Page 1 of 2

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			JUN30	50,927.34
CIPS CREDIT INTEREST		33.42	JUL04	50,960.76
CHQ#00938-4140381261	450.00		JUL14	50,510.76
IWPN CHARGES	5.00		JUL21	
CMS-BR/PT FEES	30.00		JUL21	50,475.76
SERVICE CHARGE	1.25		JUL29	50,474.51

1 CHQ ENCLOSED NEXT STATEMENT DATE IS AUG 31/16
MONTHLY AVER. CR. BAL. $50,683.69
MONTHLY MIN. BAL. $50,474.51
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	33.42
Debits	4	486.25

-
-
-

Please ensure that you report in writing any errors or irregularities found within this statement within 30 days of the statement date. If you do not, the statement of account shall be conclusively deemed correct except for any amount credited to the account in error.

Accounts issued by: THE TORONTO-DOMINION BANK

Attachment 8

Bank Statement Reconciliations for All Bank Accounts

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	7/31/2016	

Balance per Bank Statement	50,474.51
Add Pending Deposits	.00
Less Outstanding Checks	16,133.87-
	34,340.64
Balance per General Ledger	34,340.64
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
DLA Piper LLP	7/29/2016	00000939	2,613.51-
Ernst & Young, Inc	7/29/2016	00000940	13,520.36-
			16,133.87-

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	15,733,910.25
Add Pending Deposits	.00
Less Outstanding Checks	13,144.86-
	15,720,765.39
Balance per General Ledger	15,720,765.39
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Trey Anderson	7/1/2016	00006318	3,500.00-
KPMG LLP	7/18/2016	00006327	9,469.86-
Barbarich Property Management	7/29/2016	00006338	175.00-
			13,144.86-

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	4,861,707.04
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,861,707.04
Balance per General Ledger	4,861,707.04
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	831.58
Add Pending Deposits	.00
Less Outstanding Checks	.00
	831.58
Balance per General Ledger	831.58
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	355,258.20
Add Pending Deposits	.00
Less Outstanding Checks	.00
	355,258.20
Balance per General Ledger	355,258.20
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	133.70
Add Pending Deposits	.00
Less Outstanding Checks	.00
	133.70
Balance per General Ledger	133.70
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary		
Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	40,023.68
Add Pending Deposits	.00
Less Outstanding Checks	1,298.60-
	38,725.08
Balance per General Ledger	38,725.08
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Principal Financial Group	7/28/2016	00160053	1,298.60-
			1,298.60-

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary		
Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	5,733,398.13
Add Pending Deposits	.00
Less Outstanding Checks	4,375.50-
	5,729,022.63
Balance per General Ledger	5,729,022.63
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Enviro Care Inc	1/22/2016	00002741	400.00-
Fairfield and Woods, P.C.	7/29/2016	00002868	3,975.50-
			4,375.50-

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	647.09
Add Pending Deposits	.00
Less Outstanding Checks	.00
	647.09
Balance per General Ledger	647.09
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	7/31/2016	

Balance per Bank Statement	647.09
Add Pending Deposits	.00
Less Outstanding Checks	.00
	647.09
Balance per General Ledger	647.09
Variance	.00

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 08/26/2016

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MARSH USA INC.
1225 17TH STREET, SUITE 1300
DENVER, CO 80202-5534
Attn: Denver.CertRequest@marsh.com / 212-948-4381

328830-STND-GAWU-15-17

CONTACT NAME:
PHONE (A/C, No, Ext): | FAX (A/C, No):
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Federal Insurance Company	20281
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Midway Gold Corp.
c/o FTI Consulting
Attn: Daniel Brosious
1001 17th Street, Suite 1100
Denver, CO 80202

COVERAGES **CERTIFICATE NUMBER:** SEA-002713606-08 **REVISION NUMBER:** 3

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; X OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY; PRO-JECT; LOC; OTHER:			35959448	12/01/2015	02/01/2017	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 1,000,000
								$
A	AUTOMOBILE LIABILITY; X ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS			73567543	12/01/2015	02/01/2017	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
A	X UMBRELLA LIAB; X OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $			79879172	12/01/2015	02/01/2017	EACH OCCURRENCE	$ 25,000,000
							AGGREGATE	$ 25,000,000
								$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? N; (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		71741929	12/01/2015	02/01/2017	X PER STATUTE; OTH-ER	
							E.L. EACH ACCIDENT	$ 1,000,000
							E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Evidence of Insurance.

CERTIFICATE HOLDER
Midway Gold Corp
c/o FTI Consulting
1001 17th Street, Suite 1000
Denver, CO 80202

CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE of Marsh USA Inc.
Sharon A. Hammer
Sharon A. Hammer

EVIDENCE OF PROPERTY INSURANCE

ACORD®

DATE (MM/DD/YYYY): 08/26/2016

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY **PHONE (A/C, No, Ext):** 303 308 4500 MARSH USA INC. 1225 17TH STREET, SUITE 1300 DENVER, CO 80202-5534 Attn: Denver.CertRequest@marsh.com / 212-948-4381 328830-STND-Prop-15-17	**COMPANY** Federal Insurance Company
FAX (A/C, No): **E-MAIL ADDRESS:**	
CODE: **SUB CODE:**	
AGENCY CUSTOMER ID #:	
INSURED Midway Gold Corp. c/o FTI Consulting Attn: Daniel Brosious 1001 17th Street, Suite 1100 Denver, CO 80202	**LOAN NUMBER** **POLICY NUMBER** 36029601 **EFFECTIVE DATE** 05/17/2015 **EXPIRATION DATE** 02/01/2017 ☐ **CONTINUED UNTIL TERMINATED IF CHECKED** **THIS REPLACES PRIOR EVIDENCE DATED:**

PROPERTY INFORMATION

LOCATION/DESCRIPTION

RE: 401 Clark Street, Ely NV 89301

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
All Risk of direct physical loss or damage to real and personal property on a replacement cost basis, subject to policy terms, conditions and exclusions. Coverage Includes, but is not limited to fire, extended perils such as vandalism, malicious mischief, flood, earthquake and boiler & machinery.		
Location #3 - 401 Clark St., Ely, NV 89301	126,280	1,000
Coinsurance 80%		
Other deductibles may apply as per policy terms and conditions.		

REMARKS (Including Special Conditions)

Evidence of Coverage

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

SEA-003039311-08

NAME AND ADDRESS Midway Gold Corp c/o FTI Consulting 1001 17th Street, Suite 1000 Denver, CO 80202	☐ MORTGAGEE ☐ ADDITIONAL INSURED ☐ LOSS PAYEE X Evidence **LOAN #** **AUTHORIZED REPRESENTATIVE of Marsh USA Inc.** Sharon A. Hammer *Sharon A. Hammer*